SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 27, 2005
Date of Report (Date of Earliest Event Reported)

IEA Income Fund IX, L.P.

(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-18169	94-3069954

(Commission File Number)	(IRS Employer Identification No.)

One Front Street, Suite 925, San Francisco, California 94111
(Address of principal executive offices) (Zip Code)

(415) 677-8990
(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 8.01 Other Events

     On June 27, 2005, Cronos Capital Corp., a California corporation and the General Partner (the “General Partner”) of the Registrant, IEA Income Fund IX, L.P., a California limited partnership (the “Partnership”), transmitted a letter to all of the limited partners of the Partnership (the “Letter”). The Letter was generated as a result of the mini-tender offers made to the limited partners of IEA Income Fund VIII, A California Limited Partnership (“Fund VIII”) and IEA Income Fund X, L.P., a California limited partnership (“Fund X”), by Peachtree Partners (“Peachtree”). No such mini-tender offer was made to the limited partners of the Partnership, to the knowledge of the General Partner. A copy of the Letter is attached hereto as Exhibit 99.1.

     In response to the mini-tender offers, the General Partner has distributed letters to the limited partners of Fund VIII and Fund X informing them that the General Partner has solicited bids from interested parties for all of the remaining container assets of each partnership.

     As part of the continuing wind-up of the Partnership’s business, the General Partner has similarly solicited bids for the purchase of the remaining container assets of the Partnership, with the objective to negotiate and consummate a sale by the end of this year. The Letter notes that the net book value of each outstanding Partnership unit was $26.00 as of March 31, 2005; however, the General Partner cautions that the Partnership may or may not obtain such amount in disposing of its remaining container assets.

     Forward-Looking Statements

     This Current Report and the exhibit furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the sale of remaining container assets by the end of the year. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the risk that no bids may be made in response to the General Partner’s solicitation or that the bid or bids made are on terms that the General Partner deems not to be in the best interest of the Partnership and its limited partners. More information about the Partnership and risks related to the Partnership’s business are detailed in the Partnership’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2004, and on its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. The Partnership does not undertake an obligation to update forward-looking statements.

Item 9.01 Exhibits

(c)	Exhibits

Exhibit 99.1 – Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated June 27, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEA INCOME FUND IX, L.P.

	By	Cronos Capital Corp.
The General Partner

	By	/s/ Elinor A. Wexler

Elinor A. Wexler
Vice President-Administration and
Secretary

Date: June 29, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Letter from Cronos Capital Corp. to all limited partners of the Partnership, dated June 27, 2005.